UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2011

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-139982	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1112 Los Angeles, California 90025
(Address of principal executive offices)

(310) 526-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                    Entry Into a Material Definitive Agreement

Pursuant to a letter agreement between Stratus Media Group, Inc. (“SMGI”) and ProElite, Inc. (“PEI”), the parties confirmed the closing of the purchase by SMGI of 100 shares of the Series A Convertible Preferred Stock (the “Preferred Shares”) effective June 14, 2011. Pursuant to the Certificate of Designations relating to the Preferred Shares, the amount of shares of PEI Common Stock issuable upon conversion of the Preferred Shares on a cumulative basis is equal to 95% of the sum of (a) the issued and outstanding shares of PEI as of the closing plus (b) any shares of PEI Common Stock issued after the closing upon exercise or conversion of any derivative securities of PEI outstanding as of the closing, subject to any adjustment for stock splits, stock dividends, recapitalizations etc. and, in all cases, after giving effect to the shares issuable upon conversion of the Preferred Shares.  The purchase price of the Preferred Shares was $2,000,000 which was paid during the period between October 21, 2009 and the closing date pursuant to the payment of cash and the assumption of certain liabilities. The cash payment has been used by PEI for payment of outstanding liabilities of PEI, general working capital and other corporate purposes. The Preferred Shares have voting rights on a fully diluted basis. The purchase and sale of the Preferred Shares was pursuant to the Strategic Investment Agreement dated October 9, 2009 (the “Agreement”) between PEI and SMGI, as amended.

Reference is made to PEI’s prior filings on Form 8-K on October 22, 2009, February 10, 20110 and March 1, 2011 for additional information regarding the Agreement including copies thereof.

ITEM 3.02                    Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference.  The Preferred Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.01                      Changes in Control of Registrant.

The disclosure in Items 1.01 and 3.02 is incorporated by reference.

ITEM 8.01                      Other Events

On June 16, 2011, PEI issued a press release relating to the purchase by SMGI of the Preferred Shares. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Stratus Media Group, Inc. and ProElite, Inc.
99.1	Press Release issued by PEI on June 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROELITE, INC.

Date: June 17, 2011	By:	/s/ Paul Feller
Paul Feller, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between Stratus Media Group, Inc. and ProElite, Inc.
99.1	Press Release issued by PEI on June 16, 2011.